LMI AEROSPACE, INC.

INTEGRATED AEROSTRUCTURES SOLUTIONS






$250 million Senior Secured 2nd Lien Notes due 2019

Safe Harbor Statement and Non-GAAP Financial Measures

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on management's beliefs and assumptions, current expectations, estimates and projections. These statements are only predictions and are not guarantees of future events or results. Such statements are subject to known and unknown risks, uncertainties and assumptions, certain of which are beyond LMI Aerospace's ability to control or predict. Accordingly, actual results may differ materially from the forward-looking statements contained in this presentation. For example, statements concerning future benefits of LMI Aerospace's integration and cost savings initiatives, exposure to key aerospace platforms, target opportunities and the financial impact of the acquisition of Valent Aerostructures, LLC, as well as LMI Aerospace's financial condition, possible or expected results of operations, commercialization of new products, growth opportunities and plans of Management, are all forward-looking statements. Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date hereof. LMI Aerospace disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. For more information about the risks, uncertainties and assumptions LMI Aerospace faces that may affect forward-looking statements, see its recent filings with the Securities and Exchange Commission, which can be found on the LMI Aerospace website at http://ir.lmiaerospace.com/sec.cfm.

Non-GAAP Financial Measures

This presentation may include references to EBITDA, Reported Adjusted EBITDA and Covenant Adjusted EBITDA, which are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP measures. Companies may calculate non-GAAP measures differently. These measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. A reconciliation to the most comparable GAAP measure for EBITDA, Reported Adjusted EBITDA and Covenant Adjusted EBITDA can be found on slide 28 of this presentation.

LMI AEROSPACE, INC.

Presenters

Daniel Korte

Chief Executive Officer

Cliff Stebe

Chief Financial Officer

LMI AEROSPACE, INC.

Transaction Overview

- LMI Aerospace, Inc. (NASDAQ: LMIA, "LMI" or the "Company") is a leading supplier of aerostructures, aerospace systems, components and engineering services
  - For LTM 3/31/2014, the Company generated Net Sales and Covenant Adjusted EBITDA of $402.2 million and $59.4[(1)] million, respectively
- The Company intends to issue $250 million in aggregate principal amount of Senior Notes (the "Notes") and secure a new $90 million Revolving Credit Facility (the "Revolver")

Pro Forma Capitalization

	As of 3/31/14	x LTM 3/31/14 Cov. Adj. EBITDA	*Adjustments*	As Adjusted	x LTM 3/31/14 Cov. Adj. EBITDA
Cash & Cash Equivalents	$2.3			$2.3	
Existing Revolving Credit Facility	$32.0		*(32.0)*	$-	
New Revolving Credit Facility	-		*12.2*	12.2	
Existing Term Loan B	222.2		*(222.2)*	-	
Other Debt	31.1			31.1	
New Senior Secured 2nd Lien Notes	-		*250.0*	250.0	
Total Debt	**$285.3**	**4.8x**		**$293.3**	**4.9x**
Net Debt	*283.0*	*4.8x*		*291.0*	*4.9x*
Market Value of Equity[(a)]	174.6			174.6	
Total Capitalization	**$459.8**			**$467.8**	
LTM 3/31/2014 Covenant Adjusted EBITDA[(b)]		**$59.4**			**$59.4**

(a) Reflects closing stock price of $ 13.51as of 06/02/2014 and 12.92 million shares outstanding.
(b) Please see slide 28 for Covenant Adj. EBITDA reconciliation detail.

(1) Please see slide 28 for Covenant Adj. EBITDA reconciliation detail.

Summary Terms for Senior Secured 2nd Lien Notes

Issuer:	LMI Aerospace, Inc.
Issue:	Senior Secured 2nd Lien Notes
Amount:	$250,000,000
Use of Proceeds:	Repay existing indebtedness and pay related fees and expenses
Maturity:	5 years (2019)
Optional Redemption:	NC-2.5
Special Redemption Feature:	Ability to redeem at 103% up to 10% of the notes per year during the non-call period
Equity Clawback:	If the Company does a public or private equity sale (except as part of a Change of Control) during the first 2.5 years, the Company can redeem up to 35% of the Notes at 100% plus the annual coupon and accrued interest
Change of Control:	Investor put at 101%
Covenants:	Customary incurrence-based for transactions of this type
Distribution:	144A with registration rights
Lead Left Bookrunner:	RBC Capital Markets

LMI AEROSPACE, INC.

Company Overview

LMI AEROSPACE, INC.

LMI Company Snapshot

LMI Business Overview

- LTM 3/31/14 Net Revenue: $402.2 million
- LTM 3/31/14 Covenant Adjusted EBITDA: $59.4[(2)] million
- Majority of Aerostructures revenue is under long-term, sole-source agreements
- Preferred supplier to OEM and Tier 1 suppliers on legacy and new platforms
  - Boeing Supplier of the Year (3 of last 4 years)
  - Aviation Partners Boeing Supplier of the Year in 2011
  - Spirit Platinum Award Winner in 2011

LTM 3/31/14 Revenue Detail[(1)]

($ in millions)


Engineering Services $79
19%
81%
Aerostructures $326


Other $36
9%
Military $70
17%
49%
Large Commercial $200
25%
Business & Regional $99

Blue Chip OEM Customer / Platform Base

Boeing · Aviation Partners Boeing (A joint venture of Aviation Partners, Inc. and The Boeing Company) · Bombardier · Embraer · Lockheed Martin · Gulfstream (A General Dynamics Company) · Sikorsky (A United Technologies Company) · MRJ (Mitsubishi Aircraft Corporation) · Airbus

Tier 1 Supplier & Other Customer Base

Triumph Group, Inc. · Spirit AeroSystems · UTC Aerospace Systems · Janicki Industries · GKN · Honeywell · FACC · Department of the Navy

(1) Does not include intercompany eliminations of $2.9 million.
(2) Please see slide 28 for Covenant Adj. EBITDA reconciliation detail.

LMI AEROSPACE, INC.

LMI Aerospace: Platform for Growth

Core Capabilities

- Major program management
- Complex structural assemblies
- High-speed, multi-axis machining
- Sheet metal stretch
- Processing and fabrication
- Finishing
- Kitting
- Composites
- Engineering and design services

Core Aerostructure Products

- Machined parts
- Leading-edge wing slats, flap skins and ailerons
- Winglet leading edges and modification kits
- Fuselage and wing skins
- Helicopter cabin, aft, and pylon components
- Structural sheet metal
- Tailcone assemblies
- Thrust reversers and engine nacelles

Strategic Acquisitions

VALENT AEROSTRUCTURES

December 2012

TASS INC

August 2012

intec

January 2009

D3Technologies

July 2007

The Path Forward

Execution

Integration

Organic Growth

Expansion

LMI AEROSPACE, INC.

Corporate Vision

Execution

- Provide best-in-class production execution on existing programs and support our customers' planned build rate expansions throughout the cycle
- Executing on our current program portfolio is the highest operational priority
- Maintain our position as a trusted supplier of choice for value-added engineering services to OEMs and Tier I suppliers

Integration

- Completed acquisitions of Valent and TASS in 2012
- Accelerate Aerostructures integration – ~$10 million of expected savings identified and implemented as of June 2, 2014
- Present one LMI brand to customers

Organic Growth

- Capitalize on continued strength of commercial aerospace industry to increase production rates and profitability
- Leverage full breadth of industry-leading aerostructures and engineering capabilities to win larger, more complex assemblies
- Increase content / shipset value on existing platforms

Expansion

- Opportunistically explore bolt on acquisitions to meet strategic objectives
- Add capabilities / technologies that support customers' needs and drive growth
- Expand customer base (e.g. Airbus)

LMI AEROSPACE, INC.

Full Product Life Cycle Solution



Concept Design
Materials
Products
Delivery
Support
LMI
AEROSPACE, INC.

LMI's full life cycle capabilities provide an integrated solution for OEM and Tier 1 customers, and solidify its position as a best-in-class supplier

LMI AEROSPACE, INC.

Core Aerostructure Capabilities and Products

Exemplar Complex Assemblies


12'

737 Crew Floor



G650 Fuselage Skins



787 E-Rack

Capabilities

- Major program management
- Complex structural assemblies
- High-speed, multi-axis machining
- Sheet metal stretch
- Processing and fabrication
- Finishing
- Kitting
- Composites

Products

- Machined parts
- Leading-edge wing slats, flap skins and ailerons
- Winglet leading edges and modification kits
- Fuselage and wing skins
- Helicopter cabin, aft, and pylon components
- Structural sheet metal
- Tailcone assemblies
- Thrust reversers and engine nacelles

LMI AEROSPACE, INC.

Aerostructures

Aerostructures Overview

- Fabricates, machines, finishes, integrates and kits close tolerance aluminum, titanium, specialty alloy and composite components and produces complex assemblies
- Build rate increases on current commercial and business platforms and content supports a 3% CAGR through 2017
- On major production and growth platforms, including:
  - **Boeing 737** - The most widely produced aircraft in history, represents 74% of Boeing's current order backlog – 42 aircraft deliveries per month
  - **Boeing 787** - The first commercial jet to have a lighter, all-composite fuselage, which coupled with advances in engine and wing design, make it one of the most fuel efficient commercial aircraft available. Current backlog of 891 aircraft
  - **Gulfstream G650** - The fastest, longest range corporate jet in production, demand for the G650 is strong with a current backlog of ~4 years

Historical Net Sales(1)

(FY ended December 31st)



Legacy
Valent
$ in Millions
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$149.3
$168.1
$175.0
$331.7
$121.2
$210.5
$326.3
FY2010
FY2011
FY2012
FY2013
LTM 3/31/14

Revenue by End Market – LTM 3/31/14

($ in millions)



Other
$27
8%
Military
$55
17%
Large
Commercial
$160
49%
Business &
Regional
$84
26%

Revenue by Platform



2013A
737
28%
767
5%
747
5%
787
2%
G450/550
11%
G650
7%
Blackhawk
8%
Other
34%

(1) 2013 revenue includes a full year contribution of Valent acquisition.

LMI AEROSPACE, INC.

Engineering

Engineering Overview

- Providing integrated design and manufacturability solutions to customers and Aerostructures
  - Services aligned with industry focus:
    - Cost and weight reduction
    - Fuel efficiency
- Several new aircraft designs could provide opportunities: Boeing 777X, Airbus A330NEO, and U.S. Air Force Bomber
- Partnering experienced U.S. engineers with Sri Lankan resources to provide a lower cost point for customers
  - 300+ engineers employed as of March 2014
- Consistently $75 to $80 million revenue business
  - 2012 revenues were positively impacted by a temporary surge of new platform launches

Products & Services

- Integrated design-build solutions
  - Tail cone design
  - Moveable leading edges / trailing edges
  - Landing lights
- Design and aftermarket engineering
  - Aircraft modification engineering
  - Tool design and fabrication
  - Aviation system software engineering
- Structural and materials testing

Historical Net Sales(1)

(FY ended December 31st)



$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$ in Millions
$74.6
$87.5
$105.6
$83.7
$78.8
FY2010
FY2011
FY2012
FY2013
LTM 3/31/14

Revenue by End Market – LTM 3/31/14

($ in millions)



Other
$9
12%
Military
$15
19%
Business & Regional
$15
19%
Large Commercial
$40
50%

(1) 2013 revenue includes a full year contribution of TASS acquisition.

LMI AEROSPACE, INC.

Update on Integration and Cost Savings Initiatives

- Following the performance based earn out period, the integration of Valent is accelerating and is a key priority for management

Initiative	Status	Commentary
Compete for larger, more complex programs	☑	▪ Wins on 737 MAX and 787 programs ▪ Wins on high volume business jet programs ▪ Targeting Airbus and other high-profile programs
Facility consolidation	☑	▪ Consolidation of St. Louis facility operations ▪ Closure of Fort Worth, TX plant ▪ Elimination of machining in Savannah, GA
Previously identified synergies	☑	▪ Executed plans that removed ~$4 million in annual costs through elimination of redundant indirect costs and overhead by March 31, 2014
Additional synergies opportunities	☑	▪ Additional cost reduction actions representing an expected $6 million of annual savings implemented as of June 2, 2014 ▪ Driven by headcount and SG&A reductions
Future opportunities	☐	▪ Further facility rationalization expected in next twelve / eighteen months ▪ Evaluate opportunity to reduce current footprint of 18 locations ▪ Target additional cost savings over next twelve / eighteen months

LMI AEROSPACE, INC.

Cost Savings Initiatives

$ in 000's	Previously Announced and Implemented		Recently Announced and Implemented		Total
Category	**Description**	**LTM Q1-14 Financial Impact**	**Description**	**LTM Q1-14 Financial Impact**	**LTM Q1-14 Financial Impact**
Headcount Rationalization	▪ Three Valent executives resigned in Oct. 2013 ▪ Net annual cost savings of $600k – Realized $129k of benefit through Q1-14	**$471** 3 Net FTEs	▪ Reduced cost structure in context of current business plan - 8 net FTEs during Q1-14 - 66 net FTEs on June 2	**$5,717** 74 Net FTEs	**$6,188**
Outside Service & Expense Rationalization	▪ Insourced supply chain - Realized $150k of benefit through Q1-14	**$600** Insourcing Benefits	▪ Eliminated non-critical outside vendors and/or services, including: - Shift to site-specific training - Rationalization of service provider contracts	**$977** Professional Services	**$1,577**
Facility Rationalization	▪ Facility closure (May 2014) - Ft. Worth, TX ▪ Machining operation shutdown and relocation (May 2014) - Savannah, GA ▪ Products and machinery transferred to other facilities	**$1,500** Ft. Worth **$1,000** Savannah	▪ Continue to explore further consolidation opportunities		**$2,500**
Totals		**$3,571**		**$6,694**	**$10,265**

LMI AEROSPACE, INC.

Key Credit Highlights

Key Credit Highlights

- Strong Commercial Aerospace Industry Fundamentals
- Exposure to Key Production Platforms with Significant Backlog
- Broad Aerospace Capabilities Providing Full Life Cycle Solutions
- Long-Term Customer Relationships with Entrenched Sole-Source Positions
- Strong Financial Performance in Core Aerostructures Business
- High Barriers to Entry
- Experienced Management Team with Deep Industry Knowledge

LMI AEROSPACE, INC.

Strong Commercial Aerospace Industry Fundamentals

Commercial Aircraft Build Rates



1,600
1,200
800
400
-
10%
8%
6%
4%
2%
684 586 605 668 832 894 858 979 972 1,011 1,189 1,274 1,355 1,418 1,448 1,513 1,514
303 305 320 378 434 453 483 498 510 534 588 626 630 654 677 738 752
381 281 285 290 398 441 375 481 462 477 601 648 725 764 771 775 762
'02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14E '15E '16E '17E '18E
Boeing Deliveries
Airbus Deliveries
Boeing & Airbus Deliveries % of World Aircraft Fleet

Growth in Key Platform Annual Build Rates



CAGR (2013A - 2016E)
30.0%
22.5%
15.0%
7.5%
0.0%
4.8%
0.8%
2.3%
4.5%
11.0%
26.3%
All Platforms
Blackhawk
B777
B737
G650
B787

% of FY13 Aero. Revenue	*8.0%*	*4.5%*	*28.2%*	*6.9%*	*2.1%*

- Airline capacity growth and replacement cycles are expected to drive sustained growth in the commercial aerospace market
  - Significant growth in Boeing and Airbus projected build CAGRs for 2013 through 2016 – 6.0% and 2.6%, respectively – coupled with historically-high 8+ year backlogs points to continued production strength at OEMs
  - The value of Boeing and Airbus deliveries are projected to grow at CAGRs of 10.2% and 15.4% over the same time period, as newer, larger aircraft reach full production
  - New business jet deliveries are expected to experience 10%+ growth through 2016 to near all-time high annual delivery levels, driven primarily by growth in large cabin aircraft

Source: Industry research.

LMI AEROSPACE, INC.

Key Platform Exposure Positions the Company for Growth



Boeing 737

- **Current backlog: 3,811 (8 years)**
- Leading edge assemblies & components
- Cockpit crew floor & bulkhead structure assemblies
- Wheel well assemblies



Boeing 787

- **Current backlog: 891 (8 years)**
- Fuselage assemblies
- Electronic racks
- Structural sheet metal, machined and extruded components



Boeing 777

- **Current backlog: 352 (3.5 years)**
- Fuselage & wing skin
- Winglet leading edges & modification kits
- Cockpit window frames



Gulfstream 450 / 550

- **Current backlog: ~100 (1+ year)**
- Leading edge assemblies & components
- Fuselage & wing skin
- Structural sheet metal



Gulfstream 650

- **Current backlog: ~150 (4 years)**
- Leading edge assemblies & components
- Fuselage & wing skin
- Structural sheet metal



Sikorsky UH-60 Black Hawk

- Helicopter cabin and aft section components and assemblies

Targeting expansion of work statements on all key platforms and increasing exposure to Airbus

Note: Years of backlog based on 2013A deliveries.

Key Platform Exposure Positions the Company for Growth (Cont.)

Historical and Projected Deliveries[1]

Platform	Current Shipset (% of '13A Rev.)	2008A	2009A	2010A	2011A	2012A	2013A	2014E	2015E	2016E	2017E	Current Backlog
B737 	$200K [2] (28%)	290	372	376	372	415	440	480	497	502	509	3,811 (8 years)
B777 	$139K (5%)	61	88	75	73	83	98	105	100	105	90	352 (3.5 years)
B787 	$183K [3] (2%)	-	-	-	3	46	65	116	126	131	137	891 (8 years)
G450/550 	$500K / $380K (11%)	92	73	77	79	80	80	66	64	64	NA	~100 (1+ year)
G650 	$551K (7%)	-	-	-	16	38	38	42	48	52	52	~150 (4 years)

(1) Based on industry research.
(2) Does not include new 737 MAX win.
(3) Includes new content starting in 2015.

LMI AEROSPACE, INC.

Broad Capabilities Enabling New Wins

- LMI provides full life cycle solutions ranging from engineering design, program management, sheet metal forming, machining and complex assemblies
  - The recent win on the 737 MAX demonstrates LMI's value proposition to key customers and ability to win larger, more complex assemblies

Boeing 737 MAX Win







- The 737 MAX is the fourth generation of Boeing's 737 family set to replace the existing 737NG
  - 737 MAX will have improved fuel efficiency, extended range and enhanced cabin interiors
  - 1,980 existing orders from 38 customers – Expected delivery beginning in 2017
- Long term agreement worth ~$35 million annually[1]
  - Ship set value: ~$100,000
  - Limited additional capital expenditures

(1) Once production rates on the 737 MAX reach 37 aircraft per month.

LMI AEROSPACE, INC.

Long Term Customer Relationships with Sole-Source Positions

- Highly-regarded by customers – Supplier of Choice
  - One of sixteen companies to win Boeing "Supplier of the Year" award in 2012 (3 of last 4 years)
  - One of thirteen companies to win Spirit "Platinum Suppliers" award in 2011
  - "Supplier of the Year" in 2011 by Aviation Partners Boeing
- Majority of revenues derived from long-term, sole-source agreements with customers
- Favorable end market mix composed of 49% Large Commercial / 25% Corporate & Regional / 17% Military / 9% Other as of LTM 3/31/14
- Strategic presence on customers' most important programs / platforms

Key Customers

Spirit AeroSystems · Gulfstream (A General Dynamics Company) · Aviation Partners Boeing (A joint venture of Aviation Partners, Inc. and The Boeing Company) · Boeing · Triumph Group, Inc. · Bombardier · Sikorsky (A United Technologies Company) · Airbus · UTC Aerospace Systems · Lockheed Martin · Embraer · MRJ (Mitsubishi Aircraft Corporation) · FACC · GKN · Honeywell

LMI AEROSPACE, INC.

Experienced Senior Operational Leadership Team

- Led by an experienced management team with a balanced combination of industry and functional expertise across the aerospace sector
- Restructured management configuration allows for operational and strategy reset to reposition LMI going forward

Key Personnel

Name	Position	Background	Years of Sector Experience
Daniel Korte	Chief Executive Officer	Rolls-Royce, Boeing	29
Clifford Stebe	Chief Financial Officer	PricewaterhouseCoopers	16
Bob Grah	Chief Operating Officer, Aerostructures-Fabrication	Associated Transports	30
Ed Dickinson	President, Aerostructures-Machining	LaBarge (*Ducommun*)	33
Richard Johnson	President, Engineering Services	Gulfstream, Lockheed Martin	34

LMI AEROSPACE, INC.

Financial Overview

Historical Financial Performance

Historical Sales Trends(1)



Revenue ($mm)
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Aerostructures
Engineering
$223.9
$74.6
$149.3
$255.6
$87.5
$168.1
$280.6
$105.6
$175.0
$415.4
(2)
$83.7
$331.7
$405.1
$78.8
$326.3
2010
2011
2012
2013
LTM 3/31/14

Historical Covenant Adj. EBITDA Trends(3)



Covenant Adj. EBITDA ($mm)
$70
$60
$50
$40
$30
$20
$10
$0
$28.1
$34.7
$42.2
$56.6(2)
$59.4
2010
2011
2012
2013
LTM 3/31/14

Key Recent Developments

Cost Reduction Initiatives

- Significant cost reduction plan is underway
  - Already-executed cost reductions expected to provide ~$4 million of annualized savings
    - Facility closure in Ft. Worth, TX
    - Shutdown and relocation of machining operations in Savannah, GA
    - Headcount reduction of overhead staff
  - Additional cost reduction actions representing ~$6 million of expected annual savings implemented as of June 2, 2014

Recent Wins & Opportunities

- Boeing 737 MAX components with ~$100K per shipset
- Significant content on a corporate and regional jet development program
- Pending opportunities on various high-volume large commercial and corporate and regional jet platforms

(1) Does not include intercompany eliminations.
(2) Includes full year of Valent & TASS acquisitions.
(3) Please see slide 28 for Covenant Adj. EBITDA reconciliation detail.

Q1 2014 Performance Update

Aerostructures(1)(2)

$ millions	3 Months Ending 3/31/2013		3/31/2014		Change	
Net Sales	**$83.1**		**$77.7**		***($5.4)***	***(6.5%)***
Cost of Sales [3]	64.0	77.0%	63.5	81.7%	*(0.5)*	*(0.8%)*
Gross Profit	**$19.1**	**23.0%**	**$14.2**	**18.3%**	**($4.9)**	***(25.7%)***
SG&A [4]	11.1	13.4%	11.0	14.2%	*(0.1)*	*(0.9%)*
Income from Operations	**$8.0**	**9.6%**	**$3.2**	**4.1%**	**($4.8)**	***(60.0%)***

Commentary

- Following 11 consecutive quarters of Q / Q organic growth, Aerostructures revenue declined 6.5% from $83.1 million in Q1 2013 to $77.7 million in Q1 2014
  - Largely driven by one-time tooling revenue reduction of $5.5 million; $3.7 million of Q2 2013 revenue roll off remaining
  - Commercial revenue grew 2.7%, driven by growth in Boeing 737 and 787 programs
- Gross profit margin decreased to 18.3% from 23.0% in Q1 2013 (adj. for one time items)
  - Driven by lower than expected margin on long-term contracts and one-time loss of high margin tooling revenue

Engineering(1)(2)

$ millions	3 Months Ending 3/31/2013		3/31/2014		Change	
Net Sales	**$23.6**		**$18.7**		***($4.9)***	***(20.8%)***
Cost of Sales	20.1	85.2%	15.4	82.4%	*(4.7)*	*(23.4%)*
Gross Profit	**$3.5**	**14.8%**	**$3.3**	**17.6%**	**($0.2)**	***(5.7%)***
SG&A	2.9	12.3%	2.4	12.8%	*(0.5)*	*(17.2%)*
Income from Operations	**$0.6**	**2.5%**	**$0.9**	**4.8%**	**$0.3**	***50.0%***

Commentary

- Engineering has stabilized as sales and operating profit are improved from Q4 2013
  - Revenue declines year over year from Q1 2013 due to maturing Learjet and Boeing Tanker programs
  - Growth in Airbus A350 and MRO service programs
  - Profit margin expansion due to improved labor efficiency and integration savings

(1) Does not include intercompany eliminations.
(2) 2013 results include Valent & TASS acquisitions.
(3) Cost of sales for the 3 months ending 3/31/13 adjusted for a fair value step up on acquired inventory of $2.5 million.
(4) SG&A for the 3 months ending 3/31/14 adjusted for restructuring charges of $0.4 million.

LMI AEROSPACE, INC.

Appendix

Covenant Adjusted EBITDA Reconciliation

	Years Ended December 31,			For the Twelve Months Ended March 31,
	2011	2012	2013	2014
Net income (loss)	**$16,389**	**$16,487**	**($58,485)**	**($60,764)**
Depreciation and amortization	7,241	7,994	20,560	21,316
Goodwill and intangible asset impairment	1,163	-	77,750	77,750
Interest expense	669	1,771	16,962	17,108
Income tax (benefit) expense	7,136	8,153	(6,979)	(7,598)
EBITDA	**$32,598**	**$34,405**	**$49,808**	**$47,812**
Stock-based compensation	1,254	1,494	1,615	1,556
Restructuring expense	-	-	3,073	3,501
Integration expense	-	-	1,265	1,173
Fair value step up on acquired inventories	-	-	2,497	-
Acquisition expenses	-	5,362	247	94
Contingent consideration write-off	(1,235)	-	(7,950)	(7,950)
Other (net)	730	(356)	(618)	(250)
Reported Adjusted EBITDA	**$33,347**	**$40,905**	**$49,937**	**$45,936**
Expected future cost savings and synergies (1)	-	-	3,850	10,265
Cumulative catch-up adjustments on long-term contracts	287	(68)	1,503	1,941
Non-cash defined contribution plan expense	806	882	830	812
Other tax expense	297	470	502	427
Covenant Adjusted EBITDA	**$34,737**	**$42,189**	**$56,622**	**$59,381**

(1) Expected future cost savings and synergies for the year ended December 31, 2013 includes projected savings of $600 related to headcount rationalization in November 2013; $750 related to outside service and expense rationalization; and $2,500 related to the relocation of our machining operations at our Savannah, Georgia facility to other of our locations and the closure of our Precise Machine facility in Fort Worth, Texas, each of which were completed in May 2014 (collectively, the "Facility Rationalization"). Expected future cost savings and synergies for the twelve months ended March 31, 2014 includes projected savings of $6,188 related to headcount rationalization of 77 net full time employees across our Aerostructures, Engineering and general corporate functions completed between November 2013 and June 2, 2014; $1,577 related to expense rationalization, including the in-sourcing of certain outside functions; and $2,500 related to the Facility Rationalization.

LMI AEROSPACE, INC.